UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) and (b)

Olin’s 2022 annual meeting of shareholders was held on April 28, 2022. Of the 154,208,652 shares of Common Stock entitled to vote at such meeting, 138,087,097 shares were present for purposes of a quorum. The voting results for each of the three proposals submitted for vote by Olin’s shareholders are set forth below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of Directors

Heidi S. Alderman	118,427,252	1,263,543	159,804	18,236,498

Beverley A. Babcock	118,466,350	1,230,492	153,757	18,236,498

C. Robert Bunch	117,351,659	2,295,537	203,403	18,236,498

Matthew S. Darnall	118,884,646	814,857	151,096	18,236,498

Scott D. Ferguson	118,040,199	1,642,881	167,519	18,236,498

Earl L. Shipp	118,857,910	829,006	163,683	18,236,498

Scott M. Sutton	116,992,415	2,491,959	366,225	18,236,498

William H. Weideman	105,676,581	14,008,747	165,271	18,236,498

W. Anthony Will	119,316,143	380,089	154,367	18,236,498

Carol A. Williams	118,027,349	1,296,270	526,980	18,236,498

Proposal 2 - Conduct an advisory vote to approve the compensation for named executive officers	116,728,748	2,724,016	397,835	18,236,498
	Votes For	Votes Against	Abstentions
Proposal 3 - Ratify the appointment of KPMG LLP as independent registered public accounting firm for 2022	134,884,013	2,959,498	243,586

(c) and (d)

Not applicable.

Item 7.01.	Regulation FD Disclosure.

On April 27, 2022, Olin Corporation’s (NYSE: OLN) Board of Directors declared a quarterly dividend of $0.20 on each share of Olin common stock. The dividend is payable on June 10, 2022 to shareholders of record at the close of business on May 10, 2022. This marks the company’s 382nd consecutive quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Olin has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Dana O’Brien
	Name:	Dana O’Brien
	Title:	Senior Vice President, General Counsel and Secretary

Date: April 28, 2022